EXHIBIT 10.1

SECOND AMENDMENT to the SERVICE LEVEL AGREEMENT

This Amendment (“Amendment”) is made this 14th day of November, 2012, by and between Globe University, Inc. and Minnesota School of Business, Inc., Minnesota corporations (collectively “GU/MSB”), and Broadview Institute, Inc. a Minnesota corporation (“Purchaser”).

RECITALS

WHEREAS GU/MSB and Purchaser are parties to that certain Service Level Agreement dated June 30, 2008 (as amended, modified, restated or extended from time to time, the “Agreement”); and

WHEREAS the parties wish to enter into this Amendment to amend certain provisions of the Agreement, subject to the terms and conditions set forth herein;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties agree as follows:

1.	Effective Date. The effective date of this Amendment will be October 1, 2012.

2.	Attachments. The Schedule of Related Fees shall be replaced in its entirety with the Revised Schedule of Related Fees attached hereto.

3.	Affirmation. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the day and year first above written.

GLOBE UNIVERSITY, INC. MINNESOTA SCHOOL OF BUSINESS, INC.

By:	/s/ Kenneth J. McCarthy
Name:	Kenneth J. McCarthy
Title:	Chief Financial Officer

BROADVIEW INSTITUTE, INC.

By:	/s/ Jeffrey D. Myhre
Name:	Jeffrey D. Myhre
Title:	Chief Executive Officer

Attachments

1.	Revised Schedule of Related Fees

Service Level Agreement
2nd Amendment
Revised Schedule of Related Fees

	Services Supplied By:		Annual Fees
			Paid by
	Broadview	GU/MSB	Broadview
Facilities & Infrastructure:

∞ Buildings	X		$-

∞ Furniture and Equipment	X		-

∞ Information Technology		X	180,000

Departments / Functions:

∞ Executive Leadership	X	X	40,000

∞ Finance / Financial Aid	X	X	90,000

∞ Corporate Operations	X	X	30,000

∞ Human Resources/Training		X	20,000

∞ Academic & Student Relations	X	X	65,000

∞ Corporate Marketing/Admissions		X	90,000

∞ Information Technology	X	X	75,000

∞ Other	X	X	10,000

TOTAL PER YEAR			$600,000

TOTAL PER MONTH			$50,000